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                                                                   EXHIBIT 10.25

                      ASSIGNMENT OF COPYRIGHT AS COLLATERAL
                               FOR LINE OF CREDIT


        AGREEMENT made this 26 day of January, 1998, by and between Intervisual Books, Inc., a California corporation, hereafter referred to as "Assignor," and Santa Monica Bank, a California corporation, hereafter referred to as "Assignee."

                                    RECITALS

        1. Assignor is a company engaged in the business of creating and producing a diversified line of pop-up, dimensional novelty items, including books, game boards and playsets (collectively "Works").

        2. Assignor is the owner of certain Works published by Assignor, and is the owner of the copyrights on such Works, duly registered by the United States Copyright Office ("Copyright Office"), as identified on the list attached hereto as Exhibit "A" and incorporated herein by this reference.

        3. At the time of the execution of this Assignment, Assignee has agreed to extend a revolving line of credit in the sum of Two Million Dollars ($2,000,000.00) to Assignee, by Promissory Note of even date hereof (the "Indebtedness").

        4. To induce Assignee to extend the Indebtedness, Assignor has agreed to assign the Works and copyrights thereof, identified on Exhibit "A" hereto, and Works to be published during the term of the Indebtedness, as security for the repayment of the Indebtedness.

        NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, Assignor hereby agrees, as follows:

        1. Recital Paragraphs 1 through 4, inclusive, are incorporated herein by reference as though fully set forth in full.

        2. Assignor hereby assigns to Assignee, and grants Assignee a security interest in, all of Assignor's interest in the Works, and in the copyrights, as identified on the list attached hereto as Exhibit "A", together with all rights to secure renewals, reissues, and extensions of the copyrights, and all contract rights thereto, as collateral for the Indebtedness.

        3. Assignor hereby assigns to Assignee, and grants Assignee a security interest in, all of Assignor's interest and rights in, and copyrights of, Works to be created, produced and/or published by Assignee during the term of the Indebtedness, and agrees as to each, as follows:

        (a) Assignor will promptly register a copyright on each Work with the Copyright Office;

        (b) Assignor will notify Assignee in writing no later than the tenth
(10th) day after the end of each fiscal quarter, of any and all copyrights filed with the Copyright Office during that fiscal

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quarter; and,

        (c) Assignor will execute any and all documents that Assignee deems necessary to file its security interest therein with the Copyright Office upon request of Assignee at any time, including but not limited to requests as to copyrights reported to Assignee at the end of each fiscal quarter.

        4. Assignor hereby covenants, warrants, and represents to Assignee that:

        (a) Assignor is the sole owner of and has the exclusive right to use the Works and the copyrights identified in Exhibit "A" hereto, free and clear of any liens, encumbrances, licenses, or claims of any nature, and has made no agreement with respect to the Works or the copyrights that are in conflict with this Agreement.

        (b) Except as specified in Exhibit "A" hereto, no other copyright has been effected, nor has any other registration relating to copyright protection been made with respect to the Works identified on Exhibit "A" hereto.

        (c) Assignor agrees to authorize and direct its agents, representatives, employees, successors-in-interest, and assigns to make and execute any instrument and perform any legal act that Assignee may think necessary to secure the copyrights, or any renewal or extension of the copyrights.

        (d) Each of the covenants contained in this Paragraph 4 shall be deemed to be a separate covenant, representation, and warranty.

        AGREED TO AND EXECUTED BY THE PARTIES at Santa Monica, California, on January 26, 1998.


                                             INTERVISUAL BOOKS, INC.,
                                             a California corporation


                                      By: /s/ WALDO H. HUNT
                                          --------------------------------------
                                          WALDO H. HUNT
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

                                          SANTA MONICA BANK, a
                                          California banking
                                          corporation



                                      By: /s/ GERALD B. BRUVER
                                          --------------------------------------
                                          GERALD B. BRUVER
                                          SENIOR VICE PRESIDENT


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